Press Release

SOURCE: Westsphere Asset Corporation, Inc.

Wednesday December 9, 2009

PRESS RELEASE

Source: Westsphere Asset Corporation, Inc. (“Westsphere”)

Calgary Alberta, Canada Westsphere Asset Corporation, Inc. today announces that the Board of Directors (the “Board”) has authorized the amendment of outstanding and current Stock Option and Stock Award Plan (the “Plan”) filed on January 26, 2005 which remains in effect to January 26, 2015.

On November 12, 2009 the Board ratified and authorized the following amendments to the Plan:

i)

the Stock Offering Price will be equal to the highest daily trading price of the Corporation’s Stock listed for trading on the date the Stock Option and/or Stock Award is issued; and

ii)

notwithstanding any event of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations, exchanges of shares, spin-offs, liquidations, reclassifications or other similar changes in the capitalization of the Company, the number of shares of Common Stock available for grant under this Plan as set out in Section 15 of the Plan shall be determined at the discretion of the Plan’s Administrator as to any adjustments which may be required.

as a result the Board resolved the following:

i)

the Corporation’s Plan Administrator be authorized to; amend the Stock Offering Price to reflect the highest daily trading price of the Corporation’s Stock listed for trading on the date the Stock Option and/or Stock Award is issued and to determine any adjustment to the number of shares of Common stock available for grant under the Plan as a result of any change in the capitalization of the Corporations Stock; and

ii)

this Director’s resolution shall be attached as an appendix to the original 2004 STOCK OPTION AND STOCK AWARD PLAN Form S- Registration Statement under the Securities Act of 1933 filed with the Securities and Exchange Commission on January 22, 2005 and shall form part of the Plan.

“We are undertaking actions to bring current a new strategy related to Westsphere’s listing on the OTC Bulletin Board as a publicly traded company,” stated Doug Mac Donald, President and CEO of Westsphere Asset Corporation, Inc.  “and we are moving to take advantage of our ‘Capital Marketplace ‘ opportunities to underwrite the financial requirements to develop our other Switch related products.”

About Westsphere Asset Corporation

Westsphere Asset Corporation, Inc. (WSHE) is a financial holding company headquartered in Calgary, Alberta Canada.

Westsphere has established through its wholly owned subsidiaries an integrated presence in the Canadian non-conventional banking sector.   Centering on March 15, 2007 approval by the Canadian Interac Association to participate as an Indirect Connector and acquirer in the Associations Shared Cash Dispensing Service (SCD Service) and as an acquirer in the Associations Interac Direct Payment Service (IDP Service) Westsphere maintains and services an ABM network across Canada and is a full participating member of the Canadian INTERAC Banking System with its Switch Processor Westsphere Systems Inc.

With the initiation of its financial Switch processor on November 11, 2008.

Westsphere has consolidated within its wholly owned subsidiaries Automated Banking Machines (ABM), Point of Sale Machines (POS), Online Computer Banking (OCB) and E-Commerce transaction security and payment Systems and its card product development.

Financial Profile:

•

CAPITALIZATION: 75,000,000 COMMON SHARES WITH NO PAR VALUE

•

SHARES ISSUED: Common- 591,726

•

    : Voting Preferred- 1,417,118

•

For further details, please refer to WSHE website

•

WSHE Symbol OTCBB

•

Transfer Agent: Holladay Stock Transfer Inc.

•

2939 North 67th Place

•

Scottsdale, Arizona 85251

DISCLAIMER

Forward-Looking Statements: This news release contains certain forward-looking statements. All statements, other than statements of historical fact, included herein, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and WSHE does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change.

      #12 – 3620 – 29th Street N.E.

     Calgary, Alberta, Canada

     T1Y 5Z8